Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SEVENTH AMENDMENT, dated as of March 6, 2015 (this “Agreement”), to the Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), dated as of March 7, 2013, among LANDMARK APARTMENT TRUST HOLDINGS, LP (f/k/a LANDMARK APARTMENT TRUST OF AMERICA HOLDINGS, LP), a Virginia limited partnership (the “Borrower”), LANDMARK APARTMENT TRUST, INC. (f/k/a LANDMARK APARTMENT TRUST OF AMERICA, INC.), a Maryland corporation and the other GUARANTORS from time to time party thereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested an extension of the Maturity Date to March 31, 2015.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth herein,

1.1 Definition of Maturity Date. The definition of “Maturity Date” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means March 31, 2015.

1.2 Section 2.09(a). Section 2.09(a) of the Credit Agreement is hereby amended and restated to read as follows:

(a) Intentionally Omitted.

1.3 Section 2.14. Section 2.14 of the Credit Agreement is hereby amended and restated to read as follows:

2.14 Intentionally Omitted.

1.4 Section 6.04. Section 6.04 of the Credit Agreement is hereby amended by deleting “2.14 or” appearing in clause (c) thereof.

1.5 Section 6.26. Section 6.26 of the Credit Agreement is hereby amended by replacing the reference to “Collateral Subsidiary” appearing therein with a reference to “Subsidiary Guarantor”.

1.6 Section 7.09. Section 7.09 of the Credit Agreement is hereby amended by replacing the reference to “Section 7.02(e)” appearing therein with a reference to “Section 7.02(d)”.

SECTION 2. Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of executed counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Lenders.

SECTION 3. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to (i) the Credit Agreement, as amended by this Agreement and (ii) all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 4. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 5. Ratification.

(a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby. Without limiting the foregoing, the parties hereto acknowledge and agree that nothing in this Agreement shall, or shall be deemed to, (i) waive any present or future Default or Event of Default or (ii) limit the exercise of any right or remedy available to the Administrative Agent or the Lenders under any Loan Document, applicable law or otherwise, whether in respect of any present or future Default or Event of Default, or otherwise.

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SECTION 6. Waivers; Amendments. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Lenders.

SECTION 7. References. All references to the “Credit Agreement”, “thereunder”, “thereof” or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

SECTION 8. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall constitute an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 9. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 11. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 12. Loan Document. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document and that the failure of any of the Loan Parties to comply with the provisions of this Agreement shall constitute an Event of Default.

SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 14. Release. Each Loan Party, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges the Administrative Agent, each Lender, each of their respective Affiliates, and all of the directors, officers, employees, attorneys, agents, successors and assigns of each such Person, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Loan Documents and any documents, agreements, dealings or other matters connected with any of the Loan Documents, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof.

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

LANDMARK APARTMENT TRUST HOLDINGS, LP

By:	Landmark Apartment Trust, Inc., its general partner

	By:	/s/ Stanley J. Olander, Jr.
	Name:	Stanley J. Olander, Jr.
	Title:	Chief Executive Officer

GUARANTORS:

LANDMARK APARTMENT TRUST, INC.

By:	/s/ Stanley J. Olander, Jr.
Name:	Stanley J. Olander, Jr.
Title:	Chief Executive Officer

LANDMARK AT HERITAGE FIELDS, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Seventh Amendment to LATA Credit Agreement]

LANDMARK AT RIDGEWOOD PRESERVE, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

BAYMEADOWS PARTNERS, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

G&E APARTMENT REIT KEDRON VILLAGE, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Seventh Amendment to LATA Credit Agreement]

BEAR CREEK PARTNERS, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

BEDFORD PARTNERS, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

COTTONWOOD PARTNERS, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Seventh Amendment to LATA Credit Agreement]

PEAR RIDGE PARTNERS, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

RIVERVIEW PARTNERS SC, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

HAMPTON RIDGE PARTNERS, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Seventh Amendment to LATA Credit Agreement]

CROWN RIDGE PARTNERS, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

LANDMARK AT COLLIN CREEK, LLC

By:	Landmark Apartment Trust Holdings, LP, its manager

	By:	Landmark Apartment Trust, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

LANDMARK AT BELLA VISTA, L.P.

By:	Landmark at Bella Vista GP, LLC, its general partner

	By:	Landmark Apartment Trust Holdings, LP, its manager

		By:	Landmark Apartment Trust, Inc., its general partner

			By:	/s/ Stanley J. Olander, Jr.
			Name:	Stanley J. Olander, Jr.
			Title:	Chief Executive Officer

[Signature page to Seventh Amendment to LATA Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Keegan Koch
Name:	Keegan Koch
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Keegan Koch
Name:	Keegan Koch
Title:	Senior Vice President

CITIBANK, N.A., as a lender

By:	/s/ William T. Cahill
Name:	William T. Cahill
Title:	Vice President

[Signature page to Seventh Amendment to LATA Credit Agreement]